Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GIFA Inc. (the "Company") on Form 10-K for the period ending March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Harshawardhan Shetty, Principal Executive Officer, Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 USC section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  July 27, 2018

/s/ Harshawardhan Shetty
Harshawardhan Shetty
Harshawardhan Shetty, (Principal Executive Officer, Chief Executive Officer and Principal Accounting Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.